CUSIP No. 03782L101

EXHIBIT A

Transactions Effected in the Last Sixty Days

All of the below transactions in the Common Stock were traded in the ordinary course on the NASDAQ Stock Market.

Abdiel Capital Advisors, LP serves as the investment manager of Abdiel Qualified Master Fund, LP and effected the below transactions.

Transaction Date	Transaction Type	Amount of Securities	Price Per Share
03/07/2022	Purchase	1,243	$51.82	(1)
03/07/2022	Purchase	27,539	$52.59	(2)
03/07/2022	Purchase	9,492	$53.00
03/08/2022	Purchase	6,854	$52.70	(3)
03/08/2022	Purchase	3,897	$53.44	(4)
03/08/2022	Purchase	18,131	$54.59	(5)
03/08/2022	Purchase	97	$55.00
03/09/2022	Purchase	6,970	$54.88	(6)
03/09/2022	Purchase	14,318	$55.43	(7)
03/09/2022	Purchase	17,406	$56.26	(8)
03/10/2022	Purchase	12,903	$55.63	(9)
03/10/2022	Purchase	16,034	$56.46	(10)
03/10/2022	Purchase	393	$57.00
03/11/2022	Purchase	17,224	$52.73	(11)
03/11/2022	Purchase	2,125	$53.17	(12)
03/14/2022	Purchase	30,811	$47.65	(13)
03/14/2022	Purchase	9,363	$48.33	(14)
03/14/2022	Purchase	3,643	$49.60	(15)
03/14/2022	Purchase	7,163	$50.35	(16)
03/14/2022	Purchase	2,220	$51.22	(17)
03/15/2022	Purchase	12,267	$47.82	(18)
03/15/2022	Purchase	24,934	$48.43	(19)
03/15/2022	Purchase	1,493	$49.11	(20)
03/16/2022	Purchase	4,934	$49.64	(21)
03/16/2022	Purchase	18,625	$50.72	(22)
03/16/2022	Purchase	22,307	$51.45	(23)
03/16/2022	Purchase	2,510	$52.09	(24)
03/17/2022	Purchase	1,112	$53.89	(25)
03/17/2022	Purchase	3,533	$54.59	(26)
03/17/2022	Purchase	1,064	$55.55	(27)
03/17/2022	Purchase	1,935	$56.59	(28)
03/17/2022	Purchase	4,732	$57.69	(29)
03/17/2022	Purchase	10,750	$58.56	(30)
03/17/2022	Purchase	25,254	$59.28	(31)
03/18/2022	Purchase	972	$59.00
04/07/2022	Purchase	348	$54.91	(32)
04/07/2022	Purchase	10,708	$55.67	(33)
04/07/2022	Purchase	8,583	$56.36	(34)
04/07/2022	Purchase	176	$57.00
04/08/2022	Purchase	13,849	$54.56	(35)
04/08/2022	Purchase	11,151	$55.41	(36)
05/02/2022	Purchase	534	$48.95	(37)
05/02/2022	Purchase	21,072	$49.50	(38)
05/02/2022	Purchase	10,894	$50.52	(39)
05/03/2022	Purchase	8,708	$48.91	(40)
05/03/2022	Purchase	26,028	$49.48	(41)
05/03/2022	Purchase	12,764	$50.31	(42)

CUSIP No. 03782L101

05/04/2022	Purchase	26,129	$45.78	(43)
05/04/2022	Purchase	27,419	$46.41	(44)
05/04/2022	Purchase	9,990	$47.20	(45)
05/04/2022	Purchase	8,610	$48.43	(46)
05/04/2022	Purchase	1,562	$49.24	(47)
05/04/2022	Purchase	1,367	$50.51	(48)
05/04/2022	Purchase	98	$51.00

Abdiel Capital Advisors, LP serves as the investment manager of Abdiel Capital, LP and effected the below transactions.

Transaction Date	Transaction Type	Amount of Securities	Price Per Share
03/07/2022	Purchase	56	$51.82	(1)
03/07/2022	Purchase	1,242	$52.59	(2)
03/07/2022	Purchase	428	$53.00
03/08/2022	Purchase	242	$52.70	(3)
03/08/2022	Purchase	137	$53.44	(4)
03/08/2022	Purchase	639	$54.59	(5)
03/08/2022	Purchase	3	$55.00
03/09/2022	Purchase	235	$54.88	(6)
03/09/2022	Purchase	483	$55.43	(7)
03/09/2022	Purchase	588	$56.26	(8)
03/10/2022	Purchase	515	$55.63	(9)
03/10/2022	Purchase	639	$56.46	(10)
03/10/2022	Purchase	16	$57.00
03/11/2022	Purchase	579	$52.73	(11)
03/11/2022	Purchase	72	$53.17	(12)
03/14/2022	Purchase	1,043	$47.65	(13)
03/14/2022	Purchase	317	$48.33	(14)
03/14/2022	Purchase	123	$49.60	(15)
03/14/2022	Purchase	242	$50.35	(16)
03/14/2022	Purchase	75	$51.22	(17)
03/15/2022	Purchase	414	$47.82	(18)
03/15/2022	Purchase	842	$48.43	(19)
03/15/2022	Purchase	50	$49.11	(20)
03/16/2022	Purchase	166	$49.64	(21)
03/16/2022	Purchase	625	$50.72	(22)
03/16/2022	Purchase	749	$51.45	(23)
03/16/2022	Purchase	84	$52.09	(24)
03/17/2022	Purchase	37	$53.89	(25)
03/17/2022	Purchase	118	$54.59	(26)
03/17/2022	Purchase	36	$55.55	(27)
03/17/2022	Purchase	65	$56.59	(28)
03/17/2022	Purchase	158	$57.69	(29)
03/17/2022	Purchase	360	$58.56	(30)
03/17/2022	Purchase	846	$59.28	(31)
03/18/2022	Purchase	28	$59.00
04/07/2022	Purchase	47	$54.91	(32)
04/07/2022	Purchase	1,451	$55.67	(33)
04/07/2022	Purchase	1,163	$56.36	(34)
04/07/2022	Purchase	24	$57.00
05/04/2022	Purchase	634	$45.78	(43)
05/04/2022	Purchase	666	$46.41	(44)
05/04/2022	Purchase	243	$47.20	(45)
05/04/2022	Purchase	209	$48.43	(46)
05/04/2022	Purchase	38	$49.24	(47)
05/04/2022	Purchase	33	$50.51	(48)
05/04/2022	Purchase	2	$51.00

CUSIP No. 03782L101

(1)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $51.66 to $51.97. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(2)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $52.00 to $52.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(3)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $52.03 to $52.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(4)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $53.00 to $53.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(5)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $54.01 to $54.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(6)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $54.53 to $54.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(7)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $55.00 to $55.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(8)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $56.01 to $56.64. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(9)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $55.25 to $55.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(10)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $56.00 to $56.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(11)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $52.05 to $52.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(12)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $53.01 to $53.25. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(13)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $47.31 to $47.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(14)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $48.00 to $48.96. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

CUSIP No. 03782L101

(15)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $49.00 to $49.98. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(16)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $50.00 to $50.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(17)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $51.05 to $51.45. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(18)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $47.58 to $48.00. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(19)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $48.00 to $48.97. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(20)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $49.00 to $49.30. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(21)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $49.32 to $49.83. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(22)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $50.00 to $50.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(23)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $51.00 to $51.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(24)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $52.02 to $52.09. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(25)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $53.76 to $53.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(26)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $54.09 to $54.98. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(27)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $55.00 to $55.85. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(28)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $56.12 to $56.89. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(29)    The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $57.21 to $57.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information

CUSIP No. 03782L101

regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(30)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $58.00 to $58.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(31)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $59.00 to $59.47. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(32)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $54.75 to $54.96. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(33)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $55.00 to $56.00. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(34)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $56.00 to $56.97. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(35)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $54.08 to $54.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(36)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $55.00 to $55.88. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(37)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $48.92 to $48.98. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(38)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $49.00 to $49.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(39)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $50.00 to $50.90. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(40)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $48.69 to $49.00. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(41)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $49.00 to $49.98. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(42)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $50.00 to $50.94. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(43)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $45.25 to $46.00. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(44)	The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple

CUSIP No. 03782L101

transactions at prices ranging from $46.00 to $47.00. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(45)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $47.00 to $47.92. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(46)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $48.00 to $48.93. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(47)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $49.08 to $49.99. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.

(48)

The price reported for the Common Stock is a weighted average price. The shares were purchased in multiple transactions at prices ranging from $50.01 to $50.92. The Reporting Persons undertake to provide to the Issuer, any security holder of the Issuer or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares purchased at each separate price within the range set forth in this footnote.